				Exhibit 99.2
Weyerhaeuser Company
Q2.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Net Sales	$1,951	$2,141	$1,793	$4,092	$3,287
Cost of products sold	1,533	1,664	1,516	3,197	2,806
Gross margin	418	477	277	895	481
Selling expenses	51	54	47	105	89
General and administrative expenses	118	108	95	226	203
Research and development expenses	7	8	8	15	15
Charges for restructuring, closures and impairments	4	6	4	10	16
Other operating income, net	(18)	(10)	(53)	(28)	(119)
Operating income	256	311	176	567	277
Interest income and other	11	10	11	21	23
Interest expense, net of capitalized interest	(82)	(81)	(86)	(163)	(173)
Earnings before income taxes	185	240	101	425	127
Income taxes	(41)	(42)	(17)	(83)	(2)
Net earnings	144	198	84	342	125
Dividends on preference shares	—	(2)	—	(2)	—
Net earnings attributable to Weyerhaeuser common shareholders	$144	$196	$84	$340	$125

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Basic earnings per share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$0.16	$0.62	$0.23
Diluted earnings per share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$0.16	$0.61	$0.23
Dividends paid per common share	$0.17	$0.20	$0.15	$0.37	$0.30
Weighted average shares outstanding (in thousands):
Basic	545,234	552,855	537,966	549,159	537,667
Diluted	550,785	557,588	540,033	554,301	539,880
Common shares outstanding at end of period (in thousands)	546,573	577,874	537,526	577,874	537,526

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Net earnings	$144	$198	$84	$342	$125
Interest income and other	(11)	(10)	(11)	(21)	(23)
Interest expense, net of capitalized interest	82	81	86	163	173
Income taxes	41	42	17	83	2
Operating income	256	311	176	567	277
Depreciation, depletion and amortization	112	111	113	223	226
Non-operating pension and postretirement costs	10	12	7	22	14
Special items	—	—	(57)	—	(95)
Capitalized interest included in cost of products sold	9	13	19	22	22
Adjusted EBITDA, excluding special items*	$387	$447	$258	$834	$444
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q2.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2013	June 30, 2013	December 31, 2012

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$635	$908	$893
Receivables, less allowances	628	583	468
Receivables for taxes	65	43	95
Inventories	596	561	531
Prepaid expenses	89	96	83
Deferred tax assets	189	144	65
Total current assets	2,202	2,335	2,135
Property and equipment, net	2,785	2,706	2,859
Construction in progress	56	72	50
Timber and timberlands at cost, less depletion charged to disposals	3,954	3,949	3,961
Cash and cash equivalents designated for the purchase of Longview Timber LLC	—	1,450	—
Investments in and advances to equity affiliates	191	186	192
Goodwill	40	42	40
Deferred tax assets	70	64	189
Other assets	351	349	358
Assets held by variable interest entities	804	621	805
	10,453	11,774	10,589
Real Estate:
Cash and cash equivalents	4	4	5
Receivables, less allowances	75	74	72
Real estate in process of development and for sale	724	769	658
Land being processed for development	897	913	904
Investments in and advances to equity affiliates	20	20	21
Deferred tax assets	204	201	202
Other assets	100	112	94
Assets held by variable interest entities	33	41	47
	2,057	2,134	2,003
Total assets	$12,510	$13,908	$12,592

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Notes payable	$—	$2	$—
Current maturities of long-term debt	184	163	340
Accounts payable	357	341	329
Accrued liabilities	531	568	561
Total current liabilities	1,072	1,074	1,230
Long-term debt	3,842	3,842	3,842
Deferred income taxes	46	38	—
Deferred pension and other postretirement benefits	1,856	1,785	1,930
Other liabilities	455	446	499
Liabilities (nonrecourse to the company) held by variable interest entities	680	516	681
	7,951	7,701	8,182
Real Estate:
Long-term debt	109	109	109
Other liabilities	172	188	187
Liabilities (nonrecourse to the company) held by variable interest entities	2	4	1
	283	301	297
Total liabilities	8,234	8,002	8,479
Equity:
Total Weyerhaeuser shareholders' interest	4,244	5,868	4,070
Noncontrolling interests	32	38	43
Total equity	4,276	5,906	4,113
Total liabilities and equity	$12,510	$13,908	$12,592

Weyerhaeuser Company
Q2.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Cash flows from operations:
Net earnings	$144	$198	$84	$342	$125
Noncash charges (credits) to income:
Depreciation, depletion and amortization	112	111	113	223	226
Deferred income taxes, net	26	23	13	49	7
Pension and other postretirement benefits	24	28	(30)	52	(58)
Share-based compensation expense	12	10	8	22	18
Charges for impairment of assets	1	2	4	3	12
Net gains on dispositions of assets	(7)	(14)	(10)	(21)	(17)
Foreign exchange transaction losses	4	4	9	8	2
Change in:
Receivables less allowances	(165)	45	(18)	(120)	(23)
Receivable for taxes	30	22	18	52	16
Inventories	(68)	32	28	(36)	(12)
Real estate and land	(59)	(62)	7	(121)	(48)
Prepaid expenses	(13)	(1)	(12)	(14)	(20)
Accounts payable and accrued liabilities	(66)	34	65	(32)	9
Deposits on land positions and other assets	(1)	(9)	22	(10)	22
Pension and postretirement contributions	(37)	(32)	(33)	(69)	(68)
Other	2	(17)	(1)	(15)	16
Net cash from operations	(61)	374	267	313	207

Cash flows from investing activities:
Property and equipment	(35)	(47)	(68)	(82)	(122)
Timberlands reforestation	(13)	(8)	(7)	(21)	(17)
Proceeds from sale of assets	6	8	18	14	24
Proceeds of investments held by special purpose entities	—	22	—	22	—
Other	—	(4)	(1)	(4)	—
Cash from investing activities	(42)	(29)	(58)	(71)	(115)

Cash flows from financing activities:
Net proceeds from issuance of common shares(1)	—	781	—	781	—
Net proceeds from issuance of preference shares(1)	—	669	—	669	—
Cash dividends on common shares	(93)	(109)	(80)	(202)	(161)
Change in book overdrafts	3	4	9	7	(20)
Payments on debt	(156)	(21)	(4)	(177)	(6)
Exercises of stock options	81	51	2	132	7
Other	9	3	(3)	12	(4)
Cash from financing activities	(156)	1,378	(76)	1,222	(184)

Net change in cash and cash equivalents	(259)	1,723	133	1,464	(92)
Cash and cash equivalents at beginning of period	898	639	728	898	953
Cash and cash equivalents at end of period	$639	$2,362	$861	$2,362	$861
Cash paid (received) during the year for:
Interest, net of amount capitalized	$111	$55	$54	$166	$168
Income taxes	$(2)	$(4)	$(5)	$(6)	$(15)

(1) During second quarter 2013, we received $1,450 million in cash related to the issuance of common shares and mandatory convertible preference shares related to the acquisition of Longview Timber LLC. We have recorded this cash as "Cash and cash equivalents designated for the purchase of Longview Timber LLC" on our Consolidated Balance Sheet.

Weyerhaeuser Company	Total Company Statistics
Q2.2013 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Net earnings attributable to Weyerhaeuser common shareholders	$144	$196	$84	$340	$125
Restructuring, impairments and other charges	—	—	—	—	10
Gain on postretirement plan amendment	—	—	(33)	—	(67)
Tax settlements	—	—	—	—	(8)
Gain on sale of property	—	—	(4)	—	(4)
Net earnings attributable to Weyerhaeuser common shareholders before special items	$144	$196	$47	$340	$56

	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$0.16	$0.61	$0.23
Restructuring, impairments and other charges	—	—	—	—	0.02
Gain on postretirement plan amendment	—	—	(0.06)	—	(0.12)
Tax settlements	—	—	—	—	(0.02)
Gain on sale of property	—	—	(0.01)	—	(0.01)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.26	$0.35	$0.09	$0.61	$0.10

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Depreciation, depletion and amortization:
Cost of products sold	$103	$102	$103	$205	$205
Selling, general and administrative expenses	9	9	10	18	21
Total depreciation, depletion and amortization	$112	$111	$113	$223	$226

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$14	$16	$14	$30	$27
Pension and postretirement costs not allocated	10	12	7	22	14
Total company pension and postretirement costs	$24	$28	$21	$52	$41

Total decrease (increase) in Forest Products working capital(1)	$(334)	$161	$103	$(173)	$(45)
Cash spent for capital expenditures	$(48)	$(55)	$(75)	$(103)	$(139)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company	Timberlands Segment
	Q2.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Sales to unaffiliated customers	$293	$333	$262	$626	$512
	Intersegment sales	224	166	146	390	336
	Total net sales	517	499	408	1,016	848
	Cost of products sold	395	365	313	760	666
	Gross margin	122	134	95	256	182
	Selling expenses	3	2	2	5	4
	General and administrative expenses	25	25	21	50	44
	Research and development expenses	4	5	5	9	9
	Charges for restructuring, closures and impairments	2	—	—	2	—
	Other operating income, net	(15)	(11)	(10)	(26)	(21)
	Operating income	103	113	77	216	146
	Interest income and other	1	1	—	2	1
	Net contribution to earnings	$104	$114	$77	$218	$147

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Operating income	$103	$113	$77	$216	$146
	Depreciation, depletion and amortization	36	34	34	70	69
	Adjusted EBITDA, excluding special items*	$139	$147	$111	$286	$215
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$(10)	$(21)	$6	$(31)	$(3)
	Cash spent for capital expenditures	$(18)	$(18)	$(15)	$(36)	$(27)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Third Party Net Sales (millions)	Logs:
	West	$177	$208	$146	$385	$276
	South	61	65	56	126	106
	Canada	7	2	2	9	9
	Total logs	245	275	204	520	391
	Pay as cut timber sales	1	4	3	5	6
	Chip sales	3	2	4	5	10
	Timberlands exchanges	2	14	7	16	15
	Higher and better use land sales	3	5	5	8	9
	Minerals, oil and gas	8	9	7	17	14
	Products from international operations	22	22	29	44	54
	Other products	9	2	3	11	13
	Total	$293	$333	$262	$626	$512
Logs Third Party Sales Realizations (per cubic meter)	West	$105.38	$115.11	$94.47	$110.44	$96.59
	South	$43.47	$43.47	$41.15	$43.47	$40.83
	Canada	$36.61	$36.38	$34.66	$36.57	$36.00
	International	$24.01	$25.00	$23.53	$24.54	$23.26
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,674	1,812	1,551	3,486	2,859
	South	1,399	1,507	1,354	2,906	2,582
	Canada	204	38	54	242	259
	International	68	77	82	145	160
	Total	3,345	3,434	3,041	6,779	5,860
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,995	1,921	1,831	3,916	3,510
	South	2,833	2,828	2,788	5,661	5,502
	International	197	167	161	364	333
	Total	5,025	4,916	4,780	9,941	9,345

	Weyerhaeuser Company	Wood Products Segment
	Q2.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Sales to unaffiliated customers	$988	$1,065	$776	$2,053	$1,410
	Intersegment sales	18	18	20	36	40
	Total net sales	1,006	1,083	796	2,089	1,450
	Cost of products sold	770	884	708	1,654	1,319
	Gross margin	236	199	88	435	131
	Selling expenses	26	24	21	50	42
	General and administrative expenses	36	36	29	72	58
	Research and development expenses	1	1	1	2	2
	Charges for restructuring, closures and impairments	—	1	2	1	3
	Other operating costs (income), net	(5)	1	(1)	(4)	4
	Operating income	178	136	36	314	22
	Interest income and other	—	—	—	—	1
	Net contribution to earnings	$178	$136	$36	$314	$23

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Operating income	$178	$136	$36	$314	$22
	Depreciation, depletion and amortization	31	31	33	62	67
	Special items	—	—	(6)	—	(6)
	Adjusted EBITDA, excluding special items*	$209	$167	$63	$376	$83
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Gain on sale of property	$—	$—	$6	$—	$6
	Total	$—	$—	$6	$—	$6

Selected Segment Items

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$(194)	$75	$5	$(119)	$(107)
	Cash spent for capital expenditures	$(10)	$(16)	$(15)	$(26)	$(21)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Structural Lumber (board feet)	Third party net sales	$451	$502	$370	$953	$661
	Third party sales realizations	$440	$434	$350	$437	$332
	Third party sales volumes(1)	1,025	1,156	1,056	2,181	1,993
	Production volumes	1,021	1,053	1,004	2,074	1,962
	Outside purchase volumes	102	77	47	179	79
Engineered Solid Section (cubic feet)	Third party net sales	$82	$84	$70	$166	$135
	Third party sales realizations	$1,850	$1,920	$1,789	$1,885	$1,809
	Third party sales volumes(1)	4.4	4.4	3.9	8.8	7.5
	Production volumes	4.6	4.6	3.8	9.2	7.5
	Outside purchase volumes	0.9	0.4	0.2	1.3	1.2
Engineered I-joists (lineal feet)	Third party net sales	$56	$60	$49	$116	$90
	Third party sales realizations	$1,300	$1,358	$1,211	$1,330	$1,244
	Third party sales volumes(1)	43	44	40	87	72
	Production volumes	44	42	37	86	71
	Outside purchase volumes	3	1	2	4	4
Oriented Strand Board (square feet 3/8')	Third party net sales	$236	$224	$138	$460	$249
	Third party sales realizations	$359	$332	$214	$345	$206
	Third party sales volumes(1)	657	675	643	1,332	1,208
	Production volumes	662	663	626	1,325	1,227
	Outside purchase volumes	68	56	48	124	80
Softwood Plywood (square feet 3/8')	Third party net sales	$36	$41	$26	$77	$49
	Third party sales realizations	$370	$378	$332	$374	$321
	Third party sales volumes(1)	99	108	81	207	154
	Production volumes	61	63	50	124	101
	Outside purchase volumes	42	33	29	75	54
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q2.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Total net sales	$474	$476	$459	$950	$932
	Cost of products sold	424	394	404	818	811
	Gross margin	50	82	55	132	121
	Selling expenses	4	5	5	9	9
	General and administrative expenses	20	21	17	41	37
	Research and development expenses	2	2	2	4	4
	Other operating income, net	(7)	(5)	(4)	(12)	(13)
	Operating income	31	59	35	90	84
	Interest income and other	—	(2)	1	(2)	—
	Net contribution to earnings	$31	$57	$36	$88	$84

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Operating income	$31	$59	$35	$90	$84
	Depreciation, depletion and amortization	39	39	36	78	73
	Adjusted EBITDA, excluding special items*	$70	$98	$71	$168	$157
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital(1)	$(7)	$12	$24	$5	$69
	Cash spent for capital expenditures	$(17)	$(17)	$(44)	$(34)	$(89)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Pulp (air-dry metric tons)	Third party net sales (millions)	$371	$369	$348	$740	$715
	Third party sales realizations	$796	$797	$819	$797	$819
	Third party sales volumes (thousands)	467	462	425	929	874
	Production volumes (thousands)	445	463	417	908	855
Liquid Packaging Board (tons)	Third party net sales (millions)	$85	$86	$90	$171	$173
	Third party sales realizations	$1,079	$1,079	$1,176	$1,079	$1,179
	Third party sales volumes (thousands)	78	81	76	159	146
	Production volumes (thousands)	78	77	78	155	143

Weyerhaeuser Company	Real Estate Segment
Q2.2013 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Total net sales	$196	$267	$296	$463	$433
Cost of products sold	160	210	248	370	361
Gross margin	36	57	48	93	72
Selling expenses	18	23	19	41	34
General and administrative expenses	18	19	15	37	32
Charges for restructuring, closures and impairments	1	3	1	4	2
Other operating income, net	—	(1)	(1)	(1)	(1)
Operating income (loss)	(1)	13	14	12	5
Interest income and other	1	1	1	2	2
Net contribution to earnings	$—	$14	$15	$14	$7

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Operating income (loss)	$(1)	$13	$14	$12	$5
Depreciation, depletion and amortization	3	3	3	6	5
Capitalized interest included in cost of products sold	7	12	14	19	17
Adjusted EBITDA, excluding special items*	$9	$28	$31	$37	$27
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Cash from operations	$(71)	$(56)	$43	$(127)	$11
Cash spent for capital expenditures	$(2)	$(2)	$—	$(4)	$(1)

Segment Statistics

	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Net sales:
Single-family housing	$183	$257	$190	$440	$321
Land	11	10	105	21	108
Other	2	—	1	2	4
Total net sales	$196	$267	$296	$463	$433
Single-family homes sold	820	943	764	1,763	1,461
Single-family homes closed	463	636	508	1,099	857
Single-family homes sold but not closed (backlog)	1,131	1,438	1,033	1,438	1,033
Single-family cancellation rate	12.2%	14.6%	15.4%	13.5%	12.9%
Single-family buyer traffic	17,764	20,080	17,677	37,844	31,949
Single-family average price of homes closed (in thousands)	$394	$405	$374	$400	$375
Single-family gross margin(1)	19.5%	21.6%	19.3%	20.7%	18.4%
(1) Single-family gross margin equals revenue less cost of sales and period costs.

Weyerhaeuser Company	Unallocated Items
Q2.2013 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Unallocated corporate function expenses	$(3)	$(3)	$(3)	$(6)	$(9)
Unallocated share-based compensation	(7)	5	(1)	(2)	(6)
Unallocated pension & postretirement costs	(10)	(12)	(7)	(22)	(14)
Foreign exchange losses	(4)	(4)	(8)	(8)	(2)
Elimination of intersegment profit in inventory and LIFO	(24)	8	(2)	(16)	(14)
Other	(7)	(4)	35	(11)	65
Operating income (loss)	(55)	(10)	14	(65)	20
Interest income and other	9	10	9	19	19
Net contribution to earnings	$(46)	$—	$23	$(46)	$39

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Operating income (loss)	$(55)	$(10)	$14	$(65)	$20
Depreciation, depletion and amortization	3	4	7	7	12
Non-operating pension and postretirement costs	10	12	7	22	14
Special items	—	—	(51)	—	(89)
Capitalized interest included in cost of products sold	2	1	5	3	5
Adjusted EBITDA, excluding special items*	$(40)	$7	$(18)	$(33)	$(38)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Gain on postretirement plan amendment	$—	$—	$51	$—	$103
Restructuring, impairments and other charges	—	—	—	—	(14)
Total	$—	$—	$51	$—	$89

Unallocated Selected Items

	Q1.2013	Q2.2013	Q2.2012	YTD.2013	YTD.2012
Total decrease (increase) in working capital(1)	$(123)	$95	$68	$(28)	$(4)
Cash spent for capital expenditures	$(1)	$(2)	$(1)	$(3)	$(1)
(1) Working capital does not include cash balances.

*Adjusted EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA excluding special items, as we define it, is operating income adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. Adjusted EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.